UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 10, 2018

(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	1-12879	06-0868496
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On May 10, 2018, Griffin Industrial Realty, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Robert W. Baird & Co. Incorporated (“Baird”) pursuant to which it may issue and sell, from time to time, shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with aggregate gross sales proceeds of up to $30 million, through an “at-the-market” equity offering program under which Baird will act as sales agent (the “ATM Program”).

Under the Sales Agreement, the Company will set the parameters for the sale of the Shares, including the number of Shares to be issued, the time period during which sales are requested to be made, limitations on the number of Shares that may be sold in any one trading day and any minimum price below which sales of Shares may not be made. Subject to the terms and conditions of the Sales Agreement, Baird may sell the Shares by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made through The Nasdaq Stock Market (the “Nasdaq”) or any other trading market for the Common Stock, or sales to or through a market maker. In addition, with the prior consent of the Company, Baird may also sell Shares in privately negotiated transactions. Baird will use its commercially reasonable efforts in conducting such sales activities consistent with its customary trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq.

The Sales Agreement will terminate upon the earlier of (1) the sale of an aggregate of $30 million of Shares pursuant to the Sales Agreement or (2) the termination of the Sales Agreement.  The Sales Agreement may be terminated by the Company or Baird at any time upon prior written notice, and by Baird at any time in certain circumstances, including if the Company fails to maintain a listing of the Common Stock on the Nasdaq or the occurrence of a material adverse change in the Company.

The Sales Agreement provides that Baird will be entitled to compensation that will not exceed 2.0% of the gross proceeds from the sale of any Shares sold under the Sales Agreement. The Company has no obligation to sell any Shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-224229) that was filed with the Securities and Exchange Commission (the “SEC”) and is effective. A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov.  The Company filed a prospectus supplement (the “Prospectus Supplement”), dated May 10, 2018, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.  A copy of the Prospectus Supplement may be obtained on the SEC’s website at www.sec.gov.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the material terms of the Sales Agreement is qualified in its entirety by reference to the full agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Latham & Watkins LLP relating to the Shares that may be sold pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

A copy of the Company’s May 10, 2018 press release announcing the filing of the Prospectus Supplement is attached as Exhibit 99.1.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These forward-looking statements include statements about sales of Shares to be made pursuant to the ATM Program, including the timing of such sales under such ATM Program. Although the Company believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by the Company as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of events set forth in these statements include the risk that the Company may not complete sales of Common Stock under the ATM Program on favorable terms, or at all, and the important factors described in the Company’s Securities and Exchange Commission filings, including the “Business,” “Risk Factors” and “Forward-Looking Information” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2017. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit 1.1.	Sales Agreement, dated May 10, 2018, by and between Griffin Industrial Realty, Inc. and Robert W. Baird & Co. Incorporated

Exhibit 5.1.	Opinion of Latham & Watkins LLP regarding the legality of the shares offered

Exhibit 23.1.	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

Exhibit 99.1.	The Company’s May 10, 2018 Press Release (attached hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

By:	/s/Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer and Secretary

Dated:  May 10, 2018